                                                                   Exhibit 10.19



                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 17th day of December, 1998, by and between GULF STATES STEEL, INC. OF ALABAMA, an Alabama corporation ("Borrower"), and successor-by-merger to Alabama Structural Beam Corp., with its chief executive office and principal place of business at 174 South 26th Street, Gadsden, Alabama 35904; and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in its capacity as collateral and administrative agent for the Lenders pursuant to
Section 12 of the Loan Agreement (as hereinafter defined) (together with its successors in such capacity, "Agent").


                                   Recitals:
                                   --------

     Agent, Lenders, Borrower and Alabama Structural Beam Corp., an Alabama corporation ("ASB") entered into a certain Loan and Security Agreement dated November 13, 1997 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders have made certain revolving credit loans and other financial accommodations to Borrower and ASB.

     ASB has been merged with and into Borrower, with Borrower being the surviving company after giving effect to such merger.

     The parties desire to amend the Loan Agreement to reflect the merger and certain other changes set forth herein.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


     1.  Definitions. All capitalized terms used in this Amendment, unless
         -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.


     2.  Amendment to Loan Agreement. The Loan Agreement is hereby amended as
         ---------------------------
follows:

         (a) By inserting the following definitions of "Investment Property" and "Margin Stock" into Appendix A of the Loan Agreement in proper
                             ----------
     alphabetical sequence:


                     Investment Property - all securities (whether certificated
                     -------------------
               or uncertificated), security entitlements, securities accounts, commodities contracts and commodity accounts.


                     Margin Stock - shall have the meaning ascribed to it in
                     ------------
               Regulation U of the Board of Governors of the Federal Reserve System.

          (b)   By deleting subsections (vii), (viii), (ix) and (x) of Section
6.1 of the Loan Agreement in their entirety and by substituting the following new subsections in lieu thereof:


               (vii) All Investment Property (but excluding any portion thereof that constitutes Margin Stock unless otherwise expressly provided in any Security Documents);


               (viii) All monies now or at any time or times hereafter in the possession or under the control of Agent or a Lender or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral in the Cash Collateral Account;


               (ix) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
          (viii) above, including proceeds of unearned premiums with respect to insurance policies insuring any of the Collateral; and


               (x) All books and records, including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records of Borrower pertaining to any of (i) through (ix) above.


          (c)    By inserting the following new Section 9.1.9 into the Loan
          Agreement:


               9.1.9   Year 2000 Compatibility. Take all action necessary to
                       -----------------------
          ensure that Borrower's computer-based systems are able to operate and effectively process data including dates on and after January 1, 2000. Borrower shall provide Agent written assurance acceptable to Agent that Borrower's systems are Year 2000 compliant on or before June 30, 1999. Borrower shall promptly and in no event later than June 30, 1999, take all action necessary to ensure that all computer-based systems of Borrower are capable of the following: (a) handling date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (b) operating accurately without any interruption on and in respect of any and all dates before, during and/or after January 1, 2000, and without any change in performance; (c) responding to and processing two digit year input without creating any ambiguity as to the century; and (d) storing and providing date input information without creating any ambiguity as to the century. In addition, at the request of Agent, Borrower shall provide Agent assurances in form and substance reasonably satisfactory to Agent of Borrower's Year 2000 compatibility.


          (d) By deleting Section 9.3 of the Loan Agreement in its entirety and by substituting the following new Section 9.3 in lieu thereof:

               9.3.    Specific Financial Covenant. For so long as there are any
                       ---------------------------
          Commitments outstanding and thereafter until payment in full of the Obligations, Borrower covenants that, unless otherwise consented to by the Required Lenders in writing, it shall maintain Consolidated Adjusted Tangible Net Worth at all times greater than ($20,000,000).


     3.   Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms
          ------------------------------
each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities thereunder. Borrower agrees that any and all duties, indebtedness and liabilities of ASB under the Loan Agreement and the other Loan Documents have been assumed by Borrower and Borrower hereby ratifies and reaffirms all such duties, indebtedness and liabilities thereunder. For purposes of the Loan Agreement and each of the other Loan Documents, any and all references to "Borrowers" or "each Borrower" shall be deemed to mean Gulf States Steel, Inc. of Alabama.


     4.   Acknowledgments and Stipulations. Borrower acknowledges and stipulates
          --------------------------------
that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Agent are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Loans on and as of December 17, 1998, totaled $47,105,978.60.


     5.   Representations and Warranties. Borrower represents and warrants to
          ------------------------------
Agent, to induce Agent to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Agent prior to the date hereof; all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof


     6.   Expenses of Agent. Borrower agrees to pay, on demand, all costs and
          -----------------
expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.


     7.   Effectiveness: Governing Law. This Amendment shall be effective upon
          ----------------------------
acceptance by Agent (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Connecticut.


     8.   Successors and Assigns. This Amendment shall be binding upon and inure
          ----------------------
to the benefit of the parties hereto and their respective successors and assigns.

     9.   No Novation. etc.. Except as otherwise expressly provided in this
          -----------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.


     10.  Counterparts: Telecopied Signatures. This Amendment may be executed in
          -----------------------------------
any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


     11.  Further Assurances. Borrower agrees to take such further actions as
          ------------------
Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.


     12.  Section Titles. Section titles and references used in this Amendment
          --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.


     13.  Release of Claims. To induce Agent to enter into this Amendment,
          -----------------
Borrower hereby releases, acquits and forever discharges Agent, and all officers, directors, agents, employees, successors and assigns of Agent, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Agent arising under or in connection with any of the Loan Documents or otherwise, except for claims arising from Agent's or any Lender's gross negligence or wilful misconduct and except that this paragraph shall not be deemed to release Agent or any Lender from their respective obligations under the Loan Documents.


     14.  Waiver of Jury Trial. To the fullest extent permitted by Applicable
          --------------------
Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.


                              BORROWER:
                              --------

                              GULF STATES STEEL, INC.
                              OF ALABAMA


                              By:  /s/ Jeffrey S. Stein
                                   -------------------------------------
                                 Jeffrey S. Stein, Vice President and
                                 Assistant Secretary

                              LENDERS:
                              -------

                              FLEET CAPITAL CORPORATION

                              By:  /s/ Robert Daley
                                   -------------------------------------
                                 Robert Daley, Vice President

                              LENDERS:
                              -------

                              FLEET CAPITAL CORPORATION

                              By:  /s/ Robert Daley
                                   -------------------------------------
                                 Title:  Vice President
                                         -------------------------------

                              CONGRESS FINANCIAL CORPORATION

                              By:  /s/ John Husson
                                   -------------------------------------
                                 Title:  Vice President
                                         -------------------------------

                              AGENT:
                              -----

                              FLEET CAPITAL CORPORATION
                              ("Agent")

                              By:  /s/ Robert Daley
                                   -------------------------------------
                                 Title:  Vice President
                                         -------------------------------

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